UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24017

Capital Group KKR Multi-Sector (plus)

(Exact name of registrant as specified in charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

Brian C. Janssen

6455 Irvine Center Drive

Irvine, California 92618

(Name and address of agent for service)

Registrant’s telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

ITEM 1 – Reports to Stockholders

Capital Group
KKR Multi-Sector+

Semi-annual report
for the period ended
June 30, 2025

CAPITAL GROUP™ | KKR

Seeking high income in public and private credit markets

Capital Group KKR Multi-Sector+ seeks to blend public fixed income and private credit to pursue high income.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for the period ended June 30, 2025:

Lifetime (since 4/29/2025)
Class F-2 shares	2.73%
Class A shares (reflecting 3.75% maximum sales charge)	(1.09)

For other share class results, visit capitalgroup.com.

The total annual fund operating expense ratios are 1.33% for Class F-2 shares and 1.62% for Class A shares, and the net expense ratios are 1.03% for Class F-2 shares and 1.32% for Class A shares as of the prospectus dated April 22, 2025. The expense ratios are based on estimated amounts for the current fiscal year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

The investment adviser and sub-adviser are currently reimbursing a portion of other expenses. Net expense ratios reflect the reimbursement, without which they would have been higher. The reimbursement will be in effect through at least April 22, 2026, and renewed annually thereafter unless terminated by the fund, the investment adviser and sub-adviser or otherwise. Please see the fund’s most recent prospectus for details.

The fund’s net 30-day yield as of June 30, 2025, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.42% for Class F-2 shares and 5.23% for Class A shares. The fund’s gross 30-day yield as of that date was 4.75% for Class F-2 shares and 4.58% for Class A shares. The Class A share results reflect the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Higher yielding, higher risk bonds can fluctuate in price more than investment-grade bonds, so investors should maintain a long-term perspective. Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investments in mortgage-related securities involve additional risks, such as prepayment risk. As a non-diversified fund, Capital Group KKR Multi-Sector+ has the ability to invest a larger percentage of assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor results by a single issuer could adversely affect fund results more than if the fund were invested in a larger number of issuers. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

The fund is an interval fund that currently provides liquidity to shareholders through quarterly repurchase offers for up to 10% of its outstanding shares. To the extent more than 10% of outstanding shares are tendered for repurchase, the redemption proceeds are generally distributed proportionately to redeeming investors (“proration”). Due to this repurchase limit, shareholders may be unable to liquidate all or a portion of their investment during a particular repurchase offer window. In addition, anticipating proration, some shareholders may request more shares to be repurchased than they actually wish, increasing the likelihood of proration. Shares are not listed on any stock exchange, and we do not expect a secondary market in the shares to develop. Due to these restrictions, investors should consider their investment in the fund to be subject to illiquidity risk.

Investment strategies are not guaranteed to meet their objectives and are subject to loss. Investing in the fund is not suitable for all investors. Investors should consult their investment professional before making an investment decision and evaluate their ability to invest for the long term. Because of the nature of the fund’s investments, the results of the fund’s operations may be volatile. Accordingly, investors should understand that past performance is not predictive of future results.

Contents

2	Results at a glance

3	Investment portfolio

15	Financial statements

19	Notes to financial statements

33	Financial highlights

Bond investments may be worth more or less than the original cost when redeemed. High-yield, lower rated securities involve greater risk than higher rated securities; portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not. The fund may invest in structured products, which generally entail risks associated with derivative instruments and bear risks of the underlying investments, index or reference obligation. These securities include asset-based finance securities, mortgage-related assets and other asset-backed instruments, which may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. While not directly correlated to changes in interest rates, the values of inflation-linked bonds generally fluctuate in response to changes in real interest rates and may experience greater losses than other debt securities with similar durations. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. For example, the fund may purchase and write call and put options on futures, giving the holder the right to assume a long (call) or short (put) position in a futures contract at a specified price. There is no assurance of a liquid market for any futures or futures options contract at any time.

The fund invests in private, illiquid credit securities, consisting primarily of loans and asset-backed finance securities. The fund may invest in or originate senior loans, which hold the most senior position in a business’s capital structure. Some senior loans lack an active trading market and are subject to resale restrictions, leading to potential illiquidity. The fund may need to sell other investments or borrow to meet obligations. The fund may also invest in mezzanine debt, which is generally unsecured and subordinated, carrying higher credit and liquidity risk than investment-grade corporate obligations. Default rates for mezzanine debt have historically been higher than for investment-grade securities. Bank loans are often less liquid than other types of debt instruments, and general market and financial conditions may affect the prepayment of bank loans. As such, the prepayments cannot be predicted with accuracy.

Illiquid assets are more difficult to sell and may become impossible to sell in volatile market conditions. Reduced liquidity may have an adverse impact on the market price of such holdings, and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Illiquid assets are also generally difficult to value because they rarely have readily available market conditions. Such securities require fair value pricing, which is based on subjective judgments and may differ materially from the value that would be realized if the security were to be sold.

The fund intends to declare daily dividends from net investment income and distribute the accrued dividends, which may fluctuate, to investors each month. Generally, dividends begin accruing on the day payment for shares is received by the fund. In the event the fund’s distribution of net investment income exceeds its income and capital gains paid by the fund’s underlying investments for tax purposes, a portion of such distribution may be classified as return of capital. The fund’s current intention not to use borrowings other than for temporary and/or extraordinary purposes may result in a lower yield than it could otherwise achieve by using such strategies and may make it more difficult for the fund to achieve its investment objective than if the fund were to use leverage on an ongoing basis. There can be no assurance that a change in market conditions or other factors will not result in a change in the fund distribution rate at a future time.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Capital Group KKR Multi-Sector+	1

Fellow investors:

Results for Capital Group KKR Multi-Sector+ for the period ended June 30, 2025, are shown in the table below, as well as results of the fund’s benchmark.

For additional information about the fund, its investment results, holdings and portfolio managers, refer to https://www.capitalgroup.com/individual/investments/interval-funds/details/msp-a.You can also access information about Capital Group’s interval funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Results at a glance

For the period ended June 30, 2025, with all distributions reinvested

Lifetime (since 4/29/2025)*

Capital Group KKR Multi-Sector+ (Class F-2 shares)	2.73%

Capital Group KKR Multi-Sector+ (Class A shares)	2.74

Bloomberg U.S. Aggregate Index†	0.76

Past results are not predictive of results in future periods.

*	Lifetime returns are from April 29, 2025, the commencement of operations of the fund.
†

Results assume all distributions are reinvested. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): Bloomberg Index Services Ltd. There may have been periods when the fund has lagged the index.

2	Capital Group KKR Multi-Sector+

Investment portfolio June 30, 2025	unaudited

Portfolio by type of security	Percent of net assets

Capital Group KKR Multi-Sector+	3

Investment portfolio June 30, 2025	unaudited

Bonds, notes & other debt instruments 89.82%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 55.09%

Financials 14.72%
ACF TD Holdings, LLC, 6.46% 5/30/2031 (a)	USD3,111	$3,111
AG Issuer, LLC 6.25% 3/1/2028 (b)	310	310
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027 (b)	85	88
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (b)	245	241
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (b)	275	271
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031 (b)	363	376
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (b)	505	515
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (b)	85	88
AmWINS Group, Inc. 4.875% 6/30/2029 (b)	165	160
Aon Corp. 3.90% 2/28/2052	156	116
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 2.90%) 7.224% 4/14/2039 (a)(c)(d)	11	11
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.041% 4/14/2039 (a)(c)(d)	6	6
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 8.50%) 12.791% 4/14/2039 (a)(c)(d)	6	5
Aretec Group, Inc. 7.50% 4/1/2029 (b)	200	203
Aretec Group, Inc. 10.00% 8/15/2030 (b)	545	600
Arthur J. Gallagher & Co. 5.15% 2/15/2035	197	197
Arthur J. Gallagher & Co. 5.55% 2/15/2055	52	50
Bank of America Corp. 5.162% 1/24/2031 (USD-SOFR + 1.00% on 1/24/2030) (e)	600	615
Block, Inc. 2.75% 6/1/2026	155	152
Block, Inc. 3.50% 6/1/2031	70	64
Block, Inc. 6.50% 5/15/2032	395	408
Blue Owl Credit Income Corp. 4.70% 2/8/2027	240	239
BPCE SA 6.027% 5/28/2036 (USD-SOFR + 1.956% on 5/28/2035) (b)(e)	250	258
Brown & Brown, Inc. 6.25% 6/23/2055	513	529
CaixaBank SA 5.581% 7/3/2036 (USD-SOFR + 1.79% on 7/3/2035) (b)(e)	200	202
Coinbase Global, Inc. 3.375% 10/1/2028 (b)	240	225
Coinbase Global, Inc. 3.625% 10/1/2031 (b)	95	85
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (b)	980	880
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.769% 8/30/2030 (a)(c)(d)(f)	66	66
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.779% 8/29/2031 (a)(c)(d)(f)	2,484	2,483
Goldman Sachs Group, Inc. 5.016% 10/23/2035 (USD-SOFR + 1.42% on 10/23/2034) (e)	400	395
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.831% 8/18/2031 (a)(c)(d)	118	118
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.062% 11/17/2031 (a)(c)(d)	1,809	1,810
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.073% 11/17/2031 (a)(c)(d)	1,508	1,508
Hightower Holding, LLC 6.75% 4/15/2029 (b)	260	259
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028) (e)	380	354
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (e)	200	201
HUB International, Ltd. 7.25% 6/15/2030 (b)	625	654
Integrity Marketing Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.333% 8/25/2028 (a)(c)(d)(f)	3,200	3,200
Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 2.20%) 6.543% 6/15/2072 (a)(c)(d)(f)	587	587
Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 3.15%) 7.493% 6/15/2072 (a)(c)(d)(f)	470	470
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (e)	600	622
Marsh & McLennan Cos., Inc. 5.40% 9/15/2033	162	168
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	69	69
Marsh & McLennan Cos., Inc. 5.70% 9/15/2053	52	52
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (e)	248	254
Morgan Stanley 5.664% 4/17/2036 (USD-SOFR + 1.757% on 4/17/2035) (e)	168	174
Morgan Stanley 5.516% 11/19/2055 (USD-SOFR + 1.71% on 11/19/2054) (e)	128	125
Navient Corp. 5.00% 3/15/2027	240	239
Navient Corp. 5.50% 3/15/2029	255	250
Navient Corp. 9.375% 7/25/2030	624	689
Navient Corp. 11.50% 3/15/2031	235	266
Navient Corp. 7.875% 6/15/2032	515	536

4	Capital Group KKR Multi-Sector+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Navient Corp. 5.625% 8/1/2033	USD1,265	$1,164
OneMain Finance Corp. 7.125% 3/15/2026	15	15
OneMain Finance Corp. 9.00% 1/15/2029	115	121
OneMain Finance Corp. 7.50% 5/15/2031	300	314
OneMain Finance Corp. 7.125% 11/15/2031	255	265
OneMain Finance Corp. 7.125% 9/15/2032	680	705
Owl Rock Capital Corp. 3.75% 7/22/2025	120	120
Oxford Finance, LLC 6.375% 2/1/2027 (b)	145	146
PPV Intermediate Holdings, LLC, Term Loan B, (3-month USD CME Term SOFR + 5.75%) 10.083% 8/31/2029 (a)(c)(d)	2,654	2,655
PPV Intermediate Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 6.00%) 10.333% 8/31/2029 (a)(c)(d)	40	40
Rialto Management Group, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.327% 12/5/2030 (a)(c)(d)	1,823	1,841
Ryan Specialty, LLC 4.375% 2/1/2030 (b)	70	68
Ryan Specialty, LLC 5.875% 8/1/2032 (b)	55	55
Synchrony Financial 7.25% 2/2/2033	500	523
Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.046% 5/6/2032 (c)(d)	245	249
Voyager Parent, LLC 9.25% 7/1/2032 (b)	150	156
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (e)	399	409
Wells Fargo & Co. 5.605% 4/23/2036 (USD-SOFR + 1.74% on 4/23/2035) (e)	243	251

		34,651

Industrials 9.48%
ADT Security Corp. 4.125% 8/1/2029 (b)	65	63
Amentum Holdings, Inc. 7.25% 8/1/2032 (b)	150	155
Avis Budget Car Rental, LLC 4.75% 4/1/2028 (b)	60	58
Avis Budget Car Rental, LLC 5.375% 3/1/2029 (b)	115	111
Axon Enterprise, Inc. 6.125% 3/15/2030 (b)	35	36
Boeing Co. (The) 6.388% 5/1/2031	75	81
Boeing Co. (The) 3.60% 5/1/2034	85	75
Boeing Co. (The) 6.528% 5/1/2034	380	413
Boeing Co. (The) 3.90% 5/1/2049	81	58
Boeing Co. (The) 5.805% 5/1/2050	85	82
Boeing Co. (The) 6.858% 5/1/2054	110	121
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (b)	120	115
CoreLogic, Inc. 4.50% 5/1/2028 (b)	355	339
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 10.941% 6/4/2029 (c)(d)	115	112
CSX Corp. 4.30% 3/1/2048	104	86
CSX Corp. 4.50% 3/15/2049	98	83
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029 (b)	175	179
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 4.50% 6/14/2032 (a)(c)(d)	2,409	2,403
EquipmentShare.com, Inc. 8.625% 5/15/2032 (b)	1,000	1,064
Fortna AR, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.958% 6/1/2029 (a)(c)(d)(f)	1,710	1,710
Horizon CTS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.783% 3/29/2032 (a)(c)(d)	3,050	3,047
Horizon CTS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.796% 3/29/2032 (a)(c)(d)	58	58
Icahn Enterprises, LP 6.25% 5/15/2026	50	50
Icahn Enterprises, LP 5.25% 5/15/2027	930	902
Icahn Enterprises, LP 9.75% 1/15/2029	280	272
Low Voltage Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.033% 4/28/2032 (a)(c)(d)(f)	2,583	2,576
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.177% 2/1/2028 (c)(d)	56	49
Reworld Holding Corp. 4.875% 12/1/2029 (b)	135	129
RTX Corp. 1.90% 9/1/2031	81	69
RTX Corp. 6.40% 3/15/2054	92	101
Sabre GLBL, Inc. 11.125% 7/15/2030 (b)	670	702
Spirit AeroSystems, Inc. 4.60% 6/15/2028	40	39
Spirit AeroSystems, Inc. 9.75% 11/15/2030 (b)	90	99
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 10.093% 2/13/2032 (a)(c)(d)(f)	2,038	2,038
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.093% 2/13/2032 (a)(c)(d)(f)	44	44

Capital Group KKR Multi-Sector+	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Union Pacific Corp. 2.891% 4/6/2036	USD128	$106
Union Pacific Corp. 5.60% 12/1/2054	29	29
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.052% 4/22/2030 (a)(c)(d)	876	876
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.88%) 10.310% 4/22/2030 (a)(c)(d)	56	56
West Star Aviation Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.796% 5/20/2032 (a)(c)(d)	29	29
West Star Aviation Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.822% 5/20/2032 (a)(c)(d)	3,705	3,691

		22,306

Information technology 6.14%
Acuris Finance US, Inc. 9.00% 8/1/2029 (b)	200	205
ams-OSRAM AG 12.25% 3/30/2029 (b)	205	219
Analog Devices, Inc. 2.95% 10/1/2051	104	68
Analog Devices, Inc. 5.30% 4/1/2054	115	111
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.297% 3/5/2032 (a)(c)(d)(f)	151	150
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.299% 3/5/2032 (a)(c)(d)(f)	3,875	3,856
Booz Allen Hamilton, Inc. 4.00% 7/1/2029 (b)	80	77
Broadcom, Inc. 3.469% 4/15/2034 (b)	139	124
Broadcom, Inc. 4.926% 5/15/2037 (b)	109	106
Cisco Systems, Inc. 5.10% 2/24/2035	497	509
Cloud Software Group, Inc., Term Loan B1, (3-month USD CME Term SOFR + 3.50%) 7.796% 3/29/2029 (c)(d)	502	503
Cloud Software Group, Inc. 6.50% 3/31/2029 (b)	85	86
Cloud Software Group, Inc. 9.00% 9/30/2029 (b)	1,075	1,115
Cloud Software Group, Inc. 8.25% 6/30/2032 (b)	510	543
CommScope Technologies, LLC 5.00% 3/15/2027 (b)	200	195
CommScope, LLC 9.50% 12/15/2031 (b)	615	644
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (b)	500	532
Fair Isaac Corp. 6.00% 5/15/2033 (b)	250	253
Gartner, Inc. 3.75% 10/1/2030 (b)	80	75
Helios Software Holdings, Inc. 8.75% 5/1/2029 (b)	1,168	1,202
Hughes Satellite Systems Corp. 6.625% 8/1/2026	165	118
ION Trading Technologies SARL 9.50% 5/30/2029 (b)	1,158	1,195
NCR Atleos Corp. 9.50% 4/1/2029 (b)	115	126
Oracle Corp. 5.50% 8/3/2035	225	230
Oracle Corp. 6.00% 8/3/2055	86	86
Synopsys, Inc. 5.70% 4/1/2055	283	282
UKG, Inc. 6.875% 2/1/2031 (b)	125	130
Unisys Corp. 10.625% 1/15/2031 (b)	179	184
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.049% 1/30/2032 (a)(c)(d)	1,441	1,433
Viasat, Inc. 6.50% 7/15/2028 (b)	110	104

		14,461

Communication services 4.69%
AT&T, Inc. 3.50% 9/15/2053	300	203
CCO Holdings, LLC 5.00% 2/1/2028 (b)	295	292
CCO Holdings, LLC 4.75% 3/1/2030 (b)	340	330
CCO Holdings, LLC 4.50% 8/15/2030 (b)	110	105
CCO Holdings, LLC 4.25% 2/1/2031 (b)	1,095	1,024
CCO Holdings, LLC 7.375% 3/1/2031 (b)	361	377
CCO Holdings, LLC 4.50% 6/1/2033 (b)	170	155
CCO Holdings, LLC 4.25% 1/15/2034 (b)	170	151
Charter Communications Operating, LLC 3.70% 4/1/2051	403	269
Charter Communications Operating, LLC 3.90% 6/1/2052	21	14
Charter Communications Operating, LLC 5.25% 4/1/2053	109	93
Charter Communications Operating, LLC / Charter Communications Operating Capital 3.85% 4/1/2061	265	170
Comcast Corp. 5.65% 6/1/2054	197	192
Comcast Corp. 6.05% 5/15/2055	40	41
Connect Finco SARL 9.00% 9/15/2029 (b)	615	619

6	Capital Group KKR Multi-Sector+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
DIRECTV Financing, LLC 5.875% 8/15/2027 (b)	USD155	$155
DISH Network Corp. 11.75% 11/15/2027 (b)	1,176	1,213
EchoStar Corp. 10.75% 11/30/2029	525	541
EchoStar Corp. 6.75% PIK or Cash 11/30/2030 (g)	322	294
Embarq, LLC 7.995% 6/1/2036	240	110
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (b)	170	172
Gray Media, Inc. 10.50% 7/15/2029 (b)	250	269
Gray Media, Inc. 5.375% 11/15/2031 (b)	235	176
Intelsat Jackson Holdings SA 6.50% 3/15/2030 (b)	420	429
News Corp. 3.875% 5/15/2029 (b)	70	67
Sirius XM Radio, LLC 3.125% 9/1/2026 (b)	70	69
Sirius XM Radio, LLC 4.00% 7/15/2028 (b)	200	192
Sirius XM Radio, LLC 3.875% 9/1/2031 (b)	610	543
Snap, Inc. 6.875% 3/1/2033 (b)	170	175
TEGNA, Inc. 5.00% 9/15/2029	555	531
T-Mobile USA, Inc. 3.00% 2/15/2041	92	67
T-Mobile USA, Inc. 3.40% 10/15/2052	109	73
T-Mobile USA, Inc. 5.875% 11/15/2055	46	46
Univision Communications, Inc. 8.00% 8/15/2028 (b)	265	269
Univision Communications, Inc. 4.50% 5/1/2029 (b)	415	378
Verizon Communications, Inc. 5.25% 4/2/2035	191	193
Verizon Communications, Inc. 2.65% 11/20/2040	81	57
Verizon Communications, Inc. 3.40% 3/22/2041	109	84
Virgin Media Secured Finance PLC 4.50% 8/15/2030 (b)	200	186
VMED O2 UK Financing I PLC 4.25% 1/31/2031 (b)	200	183
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	430	401
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	11	7
WMG Acquisition Corp. 3.75% 12/1/2029 (b)	45	42
WMG Acquisition Corp. 3.875% 7/15/2030 (b)	85	79

		11,036

Health care 4.61%
AbbVie, Inc. 5.20% 3/15/2035	266	272
AbbVie, Inc. 5.40% 3/15/2054	271	264
AdaptHealth, LLC 5.125% 3/1/2030 (b)	90	86
Amgen, Inc. 5.25% 3/2/2033	433	444
Amgen, Inc. 5.65% 3/2/2053	387	378
AthenaHealth Group, Inc. 6.50% 2/15/2030 (b)	340	335
Avantor Funding, Inc. 3.875% 11/1/2029 (b)	170	161
Bausch Health Americas, Inc. 9.25% 4/1/2026 (b)	90	90
Bristol-Myers Squibb Co. 5.20% 2/22/2034	520	533
Bristol-Myers Squibb Co. 5.55% 2/22/2054	191	186
Centene Corp. 2.45% 7/15/2028	75	70
Centene Corp. 2.50% 3/1/2031	80	69
CHS / Community Health Systems, Inc. 5.625% 3/15/2027 (b)	105	103
CHS / Community Health Systems, Inc. 5.25% 5/15/2030 (b)	60	53
CVS Health Corp. 5.70% 6/1/2034	982	1,012
DaVita, Inc. 4.625% 6/1/2030 (b)	240	230
DaVita, Inc. 6.875% 9/1/2032 (b)	130	135
DaVita, Inc. 6.75% 7/15/2033 (b)	765	790
Elevance Health, Inc. 5.20% 2/15/2035	81	82
Elevance Health, Inc. 5.85% 11/1/2064	98	95
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (b)	110	117
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.00%) 8.327% 4/23/2031 (c)(d)	189	190
Gilead Sciences, Inc. 5.55% 10/15/2053	243	240
HCA, Inc. 4.625% 3/15/2052	133	107
Humana, Inc. 5.375% 4/15/2031	179	183
Humana, Inc. 5.75% 4/15/2054	63	59
Humana, Inc. 6.00% 5/1/2055	200	193
Medline Borrower, LP 3.875% 4/1/2029 (b)	170	163
Medline Borrower, LP 6.25% 4/1/2029 (b)	160	165
Medline Borrower, LP 5.25% 10/1/2029 (b)	550	546
Molina Healthcare, Inc. 3.875% 5/15/2032 (b)	270	246
Owens & Minor, Inc. 4.50% 3/31/2029 (b)	630	565

Capital Group KKR Multi-Sector+	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Owens & Minor, Inc. 6.25% 4/1/2030 (b)	USD150	$141
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	382	361
Takeda U.S. Financing, Inc. 5.90% 7/7/2055	200	201
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.530% 3/2/2027 (c)(d)	90	89
Tenet Healthcare Corp. 6.25% 2/1/2027	30	30
Tenet Healthcare Corp. 4.25% 6/1/2029	130	126
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	335	348
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	330	332
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	200	218
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	200	204
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	85	61
UnitedHealth Group, Inc. 5.15% 7/15/2034	300	303
UnitedHealth Group, Inc. 5.625% 7/15/2054	179	174
UnitedHealth Group, Inc. 5.95% 6/15/2055	98	100

		10,850

Materials 3.30%
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (b)	365	313
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (b)	145	140
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (b)	155	146
Cleveland-Cliffs, Inc. 7.375% 5/1/2033 (b)	120	113
Consolidated Energy Finance SA 12.00% 2/15/2031 (b)	235	231
CVR Partners, LP 6.125% 6/15/2028 (b)	190	190
Dow Chemical Co. (The) 5.15% 2/15/2034	151	151
Dow Chemical Co. (The) 5.95% 3/15/2055	52	50
First Quantum Minerals, Ltd. 6.875% 10/15/2027 (b)	200	200
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (b)	490	521
First Quantum Minerals, Ltd. 8.00% 3/1/2033 (b)	200	205
FXI Holdings, Inc. 12.25% 11/15/2026 (b)	480	423
Methanex Corp. 5.125% 10/15/2027	235	234
Methanex Corp. 5.25% 12/15/2029	85	84
Mineral Resources, Ltd. 9.25% 10/1/2028 (b)	120	123
Mineral Resources, Ltd. 8.50% 5/1/2030 (b)	130	129
Packaging Coordinators Midco, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.022% 1/22/2032 (a)(c)(d)(f)	4,000	3,992
Quikrete Holdings, Inc. 6.375% 3/1/2032 (b)	100	103
Quikrete Holdings, Inc. 6.75% 3/1/2033 (b)	45	47
Trivium Packaging Finance BV 12.25% 1/15/2031 (b)	230	247
Vale Overseas, Ltd. 6.40% 6/28/2054	133	131

		7,773

Energy 3.12%
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (b)	60	60
Borr IHC, Ltd. 10.00% 11/15/2028 (b)	178	163
Civitas Resources, Inc. 8.625% 11/1/2030 (b)	55	56
Civitas Resources, Inc. 9.625% 6/15/2033 (b)	75	77
Comstock Resources, Inc. 5.875% 1/15/2030 (b)	105	102
ConocoPhillips Co. 3.80% 3/15/2052	63	46
ConocoPhillips Co. 5.50% 1/15/2055	179	170
Constellation Oil Services Holding SA 9.375% 11/7/2029 (b)	200	204
Crescent Energy Finance, LLC 9.25% 2/15/2028 (b)	170	177
Crescent Energy Finance, LLC 7.375% 1/15/2033 (b)	350	335
Devon Energy Corp. 5.75% 9/15/2054	82	74
DT Midstream, Inc. 4.375% 6/15/2031 (b)	210	201
Energy Transfer, LP 6.00% 2/1/2029 (b)	35	36
Energy Transfer, LP 5.20% 4/1/2030	120	123
Energy Transfer, LP 5.70% 4/1/2035	45	46
EQT Corp. 4.75% 1/15/2031 (b)	165	163
EQT Corp. 3.625% 5/15/2031 (b)	170	158
Expand Energy Corp. 5.875% 2/1/2029 (b)	70	70
Exxon Mobil Corp. 3.452% 4/15/2051	250	177
Genesis Energy, LP 7.875% 5/15/2032	260	271
Harvest Midstream I, LP 7.50% 9/1/2028 (b)	85	87

8	Capital Group KKR Multi-Sector+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Harvest Midstream I, LP 7.50% 5/15/2032 (b)	USD50	$53
Hess Midstream Operations, LP 5.875% 3/1/2028 (b)	30	30
Hess Midstream Operations, LP 5.50% 10/15/2030 (b)	175	176
Hilcorp Energy I, LP 6.00% 2/1/2031 (b)	95	92
Hilcorp Energy I, LP 6.25% 4/15/2032 (b)	100	96
Hilcorp Energy I, LP 8.375% 11/1/2033 (b)	105	109
Kimmeridge Texas Gas, LLC 8.50% 2/15/2030 (b)	530	549
New Fortress Energy, Inc. 6.50% 9/30/2026 (b)	200	111
NFE Financing, LLC 12.00% 11/15/2029 (b)	2,250	1,023
NGL Energy Operating, LLC 8.125% 2/15/2029 (b)	105	106
NGL Energy Operating, LLC 8.375% 2/15/2032 (b)	200	201
Noble Finance II, LLC 8.00% 4/15/2030 (b)	100	102
ONEOK, Inc. 5.05% 11/1/2034	83	81
Petroleos Mexicanos 6.50% 6/2/2041	10	7
Petroleos Mexicanos 6.375% 1/23/2045	10	7
Petroleos Mexicanos 7.69% 1/23/2050	50	39
Petroleos Mexicanos 6.95% 1/28/2060	10	7
Saturn Oil & Gas, Inc. 9.625% 6/15/2029 (b)	40	40
Shell Finance US, Inc. 3.25% 4/6/2050	250	171
Summit Midstream Holdings, LLC 8.625% 10/31/2029 (b)	105	108
Sunoco, LP 4.50% 5/15/2029	65	63
Sunoco, LP 7.25% 5/1/2032 (b)	245	257
Superior Plus, LP 4.50% 3/15/2029 (b)	60	58
Targa Resources Corp. 5.55% 8/15/2035	89	90
TotalEnergies Capital International SA 3.127% 5/29/2050	46	30
TotalEnergies Capital SA 5.488% 4/5/2054	158	152
TotalEnergies Capital SA 5.275% 9/10/2054	46	43
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (b)	86	87
Transocean, Inc. 8.75% 2/15/2030 (b)	76	78
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (b)	170	160
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (b)	215	199
Venture Global LNG, Inc. 9.875% 2/1/2032 (b)	196	212

		7,333

Real estate 2.96%
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (b)	212	212
Howard Hughes Corp. (The) 5.375% 8/1/2028 (b)	85	84
Howard Hughes Corp. (The) 4.125% 2/1/2029 (b)	155	148
Howard Hughes Corp. (The) 4.375% 2/1/2031 (b)	290	268
Iron Mountain, Inc. 5.25% 7/15/2030 (b)	135	133
Kennedy-Wilson, Inc. 4.75% 3/1/2029	290	272
Kennedy-Wilson, Inc. 4.75% 2/1/2030	535	490
Kennedy-Wilson, Inc. 5.00% 3/1/2031	210	189
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029 (b)	45	44
MPT Operating Partnership, LP 5.00% 10/15/2027	1,060	980
MPT Operating Partnership, LP 3.50% 3/15/2031	230	163
MPT Operating Partnership, LP 8.50% 2/15/2032 (b)	475	498
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (b)	90	87
Service Properties Trust 4.75% 10/1/2026	125	123
Service Properties Trust 4.95% 2/15/2027	415	410
Service Properties Trust 3.95% 1/15/2028	1,025	948
Service Properties Trust 8.375% 6/15/2029	375	390
Service Properties Trust 4.95% 10/1/2029	820	716
Service Properties Trust 4.375% 2/15/2030	198	167
Service Properties Trust 8.625% 11/15/2031 (b)	605	650

		6,972

Consumer staples 2.47%
Albertsons Companies, Inc. 3.50% 3/15/2029 (b)	170	161
Anheuser-Busch InBev Worldwide, Inc. 3.50% 6/1/2030	46	44
Anheuser-Busch InBev Worldwide, Inc. 5.00% 6/15/2034	63	64
B&G Foods, Inc. 5.25% 9/15/2027	40	37
BAT Capital Corp. 3.557% 8/15/2027	502	494
BAT Capital Corp. 6.25% 8/15/2055	250	253

Capital Group KKR Multi-Sector+	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Imperial Brands Finance PLC 5.625% 7/1/2035 (b)	USD200	$201
Mars, Inc. 5.00% 3/1/2032 (b)	422	428
Mars, Inc. 5.20% 3/1/2035 (b)	197	199
Mars, Inc. 5.70% 5/1/2055 (b)	75	75
Philip Morris International, Inc. 2.10% 5/1/2030	86	78
Philip Morris International, Inc. 1.75% 11/1/2030	128	112
Philip Morris International, Inc. 4.875% 4/30/2035	250	247
Post Holdings, Inc. 4.625% 4/15/2030 (b)	280	269
TPSI Receivables, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.026% 1/24/2029 (a)(c)(d)(f)	2,774	2,774
TreeHouse Foods, Inc. 4.00% 9/1/2028	250	228
United Natural Foods, Inc. 6.75% 10/15/2028 (b)	160	158

		5,822

Consumer discretionary 2.21%
Advance Auto Parts, Inc. 3.90% 4/15/2030	420	394
Advance Auto Parts, Inc. 3.50% 3/15/2032	190	167
Allied Universal Holdco, LLC 6.875% 6/15/2030 (b)	195	198
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029 (b)	200	209
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (b)	260	251
Caesars Entertainment, Inc. 7.00% 2/15/2030 (b)	255	264
Carnival Corp. 6.00% 5/1/2029 (b)	375	379
Carnival Corp. 6.125% 2/15/2033 (b)	395	404
Fertitta Entertainment, LLC 4.625% 1/15/2029 (b)	130	125
Fertitta Entertainment, LLC 6.75% 1/15/2030 (b)	145	134
First Student Bidco, Inc. 4.00% 7/31/2029 (b)	245	230
Ford Motor Co. 5.291% 12/8/2046	139	112
General Motors Co. 5.95% 4/1/2049	92	86
Hanesbrands, Inc. 9.00% 2/15/2031 (b)	95	101
Home Depot, Inc. 4.95% 6/25/2034	185	187
Home Depot, Inc. 5.30% 6/25/2054	197	189
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (b)	250	243
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (b)	180	192
Light and Wonder International, Inc. 7.25% 11/15/2029 (b)	85	88
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026 (b)	340	339
Royal Caribbean Cruises, Ltd. 6.25% 3/15/2032 (b)	245	252
Sonic Automotive, Inc. 4.625% 11/15/2029 (b)	125	121
Universal Entertainment Corp. 9.875% 8/1/2029 (b)	435	425
Wand NewCo 3, Inc. 7.625% 1/30/2032 (b)	55	58
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (b)	45	45

		5,193

Utilities 1.39%
Florida Power & Light Co. 5.10% 4/1/2033	191	195
Florida Power & Light Co. 2.875% 12/4/2051	260	164
Florida Power & Light Co. 5.70% 3/15/2055	81	82
Long Ridge Energy, LLC 8.75% 2/15/2032 (b)	280	291
Northern States Power Co. 5.40% 3/15/2054	179	173
Pacific Gas and Electric Co. 3.30% 8/1/2040	502	359
Pacific Gas and Electric Co. 4.95% 7/1/2050	266	215
Pacific Gas and Electric Co. 3.50% 8/1/2050	170	109
PacifiCorp 5.50% 5/15/2054	410	378
PG&E Corp. 5.25% 7/1/2030	295	281
Southern California Edison Co. 6.20% 9/15/2055	416	399
Talen Energy Supply, LLC 8.625% 6/1/2030 (b)	315	338
Xcel Energy, Inc. 5.45% 8/15/2033	277	283

		3,267

Total corporate bonds, notes & loans		129,664

Mortgage-backed obligations 13.67%
Commercial mortgage-backed securities 10.18%
ALA Trust, Series 2025-OANA, Class C, (1-month USD CME Term SOFR + 2.0921%) 6.392% 6/15/2030 (b)(d)	1,143	1,146

10	Capital Group KKR Multi-Sector+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)
AMSR Trust, Series 2025-SFR1, Class E1, 3.655% 6/17/2030 (b)	USD256	$231
AMSR Trust, Series 2025-SFR1, Class E2, 3.655% 6/17/2030 (b)	242	215
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.623% 3/15/2056 (d)	2,000	2,084
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C27, Class C, 6.70% 7/15/2057 (d)	490	508
Benchmark Mortgage Trust, Series 2018-B7, Class B, 5.00% 5/15/2053 (d)	700	658
Benchmark Mortgage Trust, Series 2020-B22, Class AM, 2.163% 1/15/2054	407	343
Benchmark Mortgage Trust, Series 2022-B32, Class A5, 3.002% 1/15/2055	380	335
Benchmark Mortgage Trust, Series 2024-V5, Class C, 7.205% 1/10/2057 (d)	500	520
Benchmark Mortgage Trust, Series 2024-V8, Class C, 7.179%% 7/15/2057 (d)	1,000	1,047
Benchmark Mortgage Trust, Series 2025-V15, Class C, 6.268% 6/15/2030 (d)	1,683	1,719
Benchmark Mortgage Trust, Series 2025-V15, Class B, 6.425% 6/15/2030 (d)	154	161
BMO Mortgage Trust, Series 2025-5C10, Class B, 6.445% 5/15/2058 (d)	2,000	2,095
BX Trust, Series 2025-VLT6, Class D, (1-month USD CME Term SOFR + 2.5916%) 6.903% 3/15/2042 (b)(d)	490	490
BX Trust, Series 2025-GW, Class D, (1-month USD CME Term SOFR + 2.75%) 7.077% 7/15/2042 (b)(d)	1,000	1,005
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049	1,652	1,632
COMM Mortgage Trust, Series 2019-GC44, Class AM, 3.263% 8/15/2057	2,000	1,841
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043 (b)(d)	500	507
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040 (b)	605	635
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.762% 12/15/2029 (b)(d)	892	893
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class E, (1-month USD CME Term SOFR + 3.15%) 7.462% 12/15/2029 (b)(d)	1,000	1,000
Great Wolf Trust, Series 2024-WOLF, Class A, (1-month USD CME Term SOFR + 1.542%) 5.854% 3/15/2039 (b)(d)	896	898
Hawaii Hotel Trust, Series 2025-MAUI, Class B, (1-month USD CME Term SOFR + 1.742%) 6.054% 3/15/2042 (b)(d)	469	470
HTL Commercial Mortgage Trust, Series 2024-T53, Class D, 8.471% 5/10/2039 (b)(d)	150	153
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M1, (30-day Average USD-SOFR + 2.40%) 6.705% 5/25/2055 (b)(d)	711	713
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M2, (30-day Average USD-SOFR + 3.10%) 7.405% 5/25/2055 (b)(d)	242	243
SFO Commerical Mortgage Trust, Series 2021-555, Class A, (1-month USD CME Term SOFR + 1.264%) 5.576% 5/15/2038 (1-month USD CME Term SOFR + 1.514% on 5/15/2026) (b)(e)	855	852
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class E, (1-month USD CME Term SOFR + 3.29%) 7.652% 3/15/2042 (b)(d)	1,000	993
Wells Fargo Commercial Mortgage Trust, Series 2025-5C4, Class C, 6.284% 5/15/2058	386	394
Wells Fargo Commercial Mortgage Trust, Series 2025-5C4, Class B, 6.394% 5/15/2058	172	180

		23,961

Collateralized mortgage-backed obligations (privately originated) 3.49% COLT Funding, LLC, Series 2023-1, Class B1, 8.00% 4/25/2068 (b)(d)	1,500	1,507
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (b)(e)	878	846
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA1, Class B2, (30-day Average USD-SOFR + 5.214%) 9.520% 1/25/2050 (b)(d)	880	971
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class B2, (30-day Average USD-SOFR + 11.50%) 15.805% 10/25/2050 (b)(d)	1,285	1,791
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA6, Class B2, (30-day Average USD-SOFR + 5.65%) 9.955% 12/25/2050 (b)(d)	920	1,052
Progress Residential Trust, Series 2024-SFR1, Class E2, 3.85% 2/17/2041 (b)	1,328	1,235
Verus Securitization Trust, Series 2023-INV3, Class B2, 8.194% 11/25/2068 (b)(d)	809	804

		8,206

Total mortgage-backed obligations		32,167

Asset-backed obligations 13.50%

American Credit Acceptance Receivables Trust, Series 2023-1, Class E, 9.79% 12/12/2029 (b)	700	733
American Credit Acceptance Receivables Trust, Series 2022-4, Class E, 10.00% 1/14/2030 (b)	700	725
American Credit Acceptance Receivables Trust, Series 2023-4, Class E, 9.79% 8/12/2031 (b)	700	754
American Credit Acceptance Receivables Trust, Series 2023-3, Class E, 9.54% 10/14/2031 (b)	700	738
American Credit Acceptance Receivables Trust, Series 2024-2, Class E, 7.87% 11/12/2031 (b)	700	723
American Credit Acceptance Receivables Trust, Series 2024-1, Class E, 7.98% 11/12/2031 (b)	700	726
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-1A, Class B, 4.30% 8/21/2028 (b)	840	833

Capital Group KKR Multi-Sector+	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-7, Class B, 6.44% 8/21/2028 (b)	USD200	$206
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6A, Class D, 7.37% 12/20/2029 (b)	100	102
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-8A, Class D, 7.52% 2/20/2030 (b)	100	102
Credit Acceptance Auto Loan Trust, Series 2024-3A, Class C, 5.39% 1/16/2035 (b)	236	239
CLI Funding IX, LLC, Series 2024-1A, Class C, 6.00% 7/20/2049 (b)	549	546
EquipmentShare, Series 2025-1M, Class B, 5.31% 9/26/2033 (b)	1,188	1,197
Exeter Automobile Receivables Trust, Series 2025-2A, Class E, 7.81% 10/15/2032 (b)	2,000	2,072
Fortress Credit BSL, Ltd., CLO, Series 2023-1A, Class BR, (3-month USD CME Term SOFR + 1.85%) 6.164% 4/23/2036 (b)(d)	829	829
GLS Auto Select Receivables Trust, Series 2025-1A, Class D, 5.74% 4/15/2032 (b)	2,000	2,048
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (b)	673	644
Mission Lane Credit Card Master Trust, Series 2023-B, Class C, 10.44% 11/15/2028 (b)	2,000	2,002
Mission Lane Credit Card Master Trust, Series 2025-B, Class E, 9.04% 9/15/2031 (b)	3,000	3,006
Navient Education Loan Trust, Series 2025-A, Class D, 6.03% 7/15/2055 (b)	315	317
SMB Private Education Loan Trust, Series 2022-D, Class C, 6.58% 10/15/2058 (b)	79	81
SSI ABS Issuer LLC, Series 2025-1, Class A, 6.15% 7/25/2065 (b)	506	508
SSI ABS Issuer LLC, Series 2025-1, Class B, 7.82% 7/25/2065 (b)	475	475
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75% 7/30/2057 (b)	421	399
Sunrun Julius Issuer, Series 2023-2A, Class A1, 6.60% 1/30/2059 (b)	723	725
Sunrun Neptune Issuer, LLC, Series 2024-1A, Class A, 6.27% 2/1/2055 (b)	137	134
Unison Trust, Series 2025-1, Class A, 6.00% 7/25/2055 (a)	1,833	1,684
Woodward Capital Management, Series 2024-CES8, Class B2, 8.391% 11/25/2044 (b)	3,000	3,037
Woodward Capital Management, Series 2025-CES1, Class B1, 7.653% 1/25/2045 (b)(d)	2,500	2,548
Zayo Issuer, LLC, Series 2025-2A, Class A2, 5.953% 6/20/2055 (f)	583	603
Zayo Issuer, LLC, Series 2025-2A, Class B, 6.586% 6/20/2055 (f)	2,917	3,030

		31,766

U.S. Treasury bonds & notes 7.56%
U.S. Treasury 7.56%
U.S. Treasury 3.875% 5/31/2027	5,379	5,392
U.S. Treasury 3.75% 6/30/2027	7,998	8,003
U.S. Treasury 4.25% 5/15/2035 (h)	4,390	4,396

Total U.S. Treasury bonds & notes		17,791

Total bonds, notes & other debt instruments (cost: $208,390,000)		211,388

Convertible bonds & notes 0.15%
Information technology 0.12%
Microstrategy, Inc., convertible notes, 0% 12/1/2029 (b)	310	294

Communication services 0.03%
EchoStar Corp., convertible notes, 3.875% 11/30/2030	51	60

Total convertible bonds & notes (cost: $336,000)		354

Common stocks 0.02%	Shares
Energy 0.02%
New Fortress Energy, Inc., Class A(i)	10,819	36

Total common stocks (cost: $62,000)		36

Short-term securities 8.86%
Money market investments 8.86%
Capital Group Central Cash Fund 4.35%(j)(k)	208,516	20,852

Total short-term securities (cost: $20,851,000)		20,852

Total investment securities 98.85% (cost: $229,639,000)		232,630

Other assets less liabilities 1.15%		2,705

Net assets 100.00%		$235,335

12	Capital Group KKR Multi-Sector+

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 6/30/2025 (000)
2 Year U.S. Treasury Note Futures	Long	199	9/30/2025	USD41,397	$151
5 Year U.S. Treasury Note Futures	Long	61	9/30/2025	6,649	61
10 Year U.S. Treasury Note Futures	Long	50	9/19/2025	5,606	96
10 Year Ultra U.S. Treasury Note Futures	Short	73	9/19/2025	(8,341)	(178)

					$130

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount(l) (000)	Value at 6/30/2025(m) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 6/30/2025 (000)
CDX.NA.HY.44	5.00%	Quarterly	6/20/2030	USD36,971	$2,674	$1,372	$1,302

Investments in affiliates(k)

	Value at 4/29/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 6/30/2025 (000)	Dividend or interest income (000)

Short-term securities 8.86%

Money market investments 8.86%

Capital Group Central Cash Fund 4.35%(j)	$–	$197,474	$176,644	$21	$1	$20,852	$180

Restricted securities(f)

	Acquisition date(s)(n)	Cost (000)	Value (000)	Percent of net assets

Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.297% 3/5/2032(a)(c)(d)	4/24/2025	$149	$150	0.06%

Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.299% 3/5/2032(a)(c)(d)	4/24/2025 - 5/29/2025	3,837	3,856	1.64

Fortna AR, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.958% 6/1/2029(a)(c)(d)	4/24/2025	1,685	1,710	0.73

FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.779% 8/29/2031(a)(c)(d)	4/24/2025	2,473	2,483	1.05

FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.769% 8/30/2030(a)(c)(d)	4/24/2025	66	66	0.03

Integrity Marketing Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.333% 8/25/2028(a)(c)(d)	4/24/2025	3,192	3,200	1.36

Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 2.20%) 6.543% 6/15/2072(a)(c)(d)	6/13/2025	587	587	0.25

Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 3.15%) 7.493% 6/15/2072(a)(c)(d)	6/13/2025	470	470	0.20

Low Voltage Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.033% 4/28/2032(a)(c)(d)	4/30/2025 - 5/29/2025	2,564	2,576	1.09

Capital Group KKR Multi-Sector+	13

Restricted securities(f) (continued)

	Acquisition date(s)(n)	Cost (000)	Value (000)	Percent of net assets

Packaging Coordinators Midco, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.022% 1/22/2032(a)(c)(d)	4/24/2025 - 5/29/2025	$3,983	$3,992	1.70%

TPSI Receivables, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.026% 1/24/2029(a)(c)(d)	4/24/2025	2,734	2,774	1.18

Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 10.093% 2/13/2032(a)(c)(d)	6/17/2025	2,038	2,038	0.86

Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.093% 2/13/2032(a)(c)(d)	6/17/2025	44	44	0.02

Zayo Issuer, LLC, Series 2025-2A, Class A2, 5.953% 6/20/2055	5/1/2025	583	603	0.26

Zayo Issuer, LLC, Series 2025-2A, Class B, 6.586% 6/20/2055	5/1/2025	2,917	3,030	1.29

Total		$27,322	$27,579	11.72%

(a)	Value determined using significant unobservable inputs.
(b)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $90,143,000, which represented 38.30% of the net assets of the fund.

(c)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $44,725,000, which represented 19.00% of the net assets of the fund.

(d)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

(e)	Step bond; coupon rate may change at a later date.
(f)

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $27,579,000, which represented 11.72% of the net assets of the fund.

(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(h)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $203,000, which represented 0.09% of the net assets of the fund.
(i)	Security did not produce income during the last 12 months.
(j)	Rate represents the seven-day yield at 6/30/2025.
(k)	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
(l)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(m)

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

(n)	The fund was seeded, and began trading, on 4/24/2025. The fund commenced operations and shares became available for purchase on 4/29/2025.

Key to abbreviation(s)

CLO = Collateralized Loan Obligations

CME = CME Group

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. Dollar

Refer to the notes to financial statements.

14	Capital Group KKR Multi-Sector+

Financial statements

Statement of assets and liabilities at June 30, 2025	unaudited

	(dollars in thousands)
Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $208,788)	$211,778
Affiliated issuers (cost: $20,851)	20,852	$232,630

Cash		1,437
Cash collateral pledged for futures contracts		257
Cash collateral pledged for swap contracts		2,686
Unrealized appreciation on unfunded commitments*		51
Receivables for:
Sales of investments	8,515
Sales of fund’s shares	1,885
Dividends and interest	1,678
Variation margin on futures contracts	34
Due from related parties	284
Other	502	12,898

		249,959
Liabilities:
Payables for:
Purchases of investments	12,708
Dividends on fund’s shares	1,261
Investment advisory services	245
Services provided by related parties	11
Variation margin on futures contracts	35
Variation margin on centrally cleared swap contracts	26
Other	338	14,624

Commitments and contingencies*
Net assets at June 30, 2025		$235,335

Net assets consist of:
Capital paid in on shares of beneficial interest		$229,958
Total distributable earnings (accumulated loss)		5,377

Net assets at June 30, 2025		$235,335

*Refer to Note 5 for further information on unfunded commitments.

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized (22,899 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$ 1,468	143	$10.28
Class A-2	10	1	10.28
Class F-2	1,375	134	10.28
Class F-3	232,472	22,620	10.28
Class R-6	10	1	10.28

Refer to the notes to financial statements.

Capital Group KKR Multi-Sector+	15

Financial statements (continued)

Statement of operations for the period ended June 30, 2025[1]	unaudited

	(dollars in thousands)
Investment income:
Income:
Dividends from affiliated issuers	$180
Interest from unaffiliated issuers	2,386		$2,566

Fees and expenses[2]:
Investment advisory services	245
Distribution services	—	[3]
Transfer agent services	1
Administrative services	11
Accounting and administrative services	55
Auditing and legal	162
Custodian	2
Independent valuation services	90
Other	48

Total fees and expenses before waivers/reimbursements	614
Less waivers/reimbursements of fees and expenses:
Miscellaneous fee reimbursement	284

Total fees and expenses after waivers/reimbursements			330

Net investment income			2,236

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Unaffiliated issuers	37
Affiliated issuers	21
Futures contracts	(102)
Swap contracts	614		570

Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,041
Affiliated issuers	1
Futures contracts	130
Swap contracts	1,302		4,474

Net realized gain (loss) and unrealized appreciation (depreciation):			5,044

Net increase (decrease) in net assets resulting from operations			$7,280

1 For the period April 29, 2025, commencement of operations, through June 30, 2025.

2 Additional information related to class-specfic fees and expenses is included in the notes to financial statements.

3 Amount less than one thousand.

Refer to the notes to financial statements.

16	Capital Group KKR Multi-Sector+

Financial statements (continued)

Statement of changes in net assets	unaudited

(dollars in thousands)

Period ended June 30, 2025*
Operations:

Net investment income	$2,236

Net realized gain (loss)	570

Net unrealized appreciation (depreciation)	4,474

Net increase (decrease) in net assets resulting from operations	7,280

Distributions paid or accrued to shareholders	(1,903)

Net capital share transactions	229,958

Total increase (decrease) in net assets	235,335

Net Assets:

Beginning of period	–

End of period	$235,335

*For the period April 29, 2025, commencement of operations, through June 30, 2025.

Refer to the notes to financial statements.

Capital Group KKR Multi-Sector+	17

Financial statements (continued)
Statement of cash flows for the period ended June 30, 2025*

(dollars in thousands)

Cash flows from operating activities:

Net increase in net assets resulting from operations	$ 7,280
Increase (decrease) in realized gain (loss) on investments	(58)
Increase (decrease) in net unrealized appreciation (depreciation)	(3,042)
Purchases of investment securities	(360,471)
Sales of investment securities	153,109
Net purchases, sales and maturities of short-term investments	(22,110)
Net amortization of premium (accretion of discount)	(109)
Changes in assets and liabilities:
(Increase) decrease in receivables for sales of investments	(8,515)
(Increase) decrease in receivables for dividends and interest	(1,678)
(Increase) decrease in receivables for variation margin on futures contracts	(34)
(Increase) decrease in receivables due from related parties	(284)
(Increase) decrease in other receivables	(502)
Increase (decrease) in payables for purchases of investments	12,708
Increase (decrease) in payables for investment advisory services	245
Increase (decrease) in payables for variation margin on futures contracts	35
Increase (decrease) in payables for variation margin on centrally cleared swap contracts	26
Increase (decrease) in payables for services provided by related parties	11
Increase (decrease) in other payables	338

Net cash provided by (used in) operating activities	(223,051)

Cash flows from financing activities:

Distributions paid to shareholders	(637)
Proceeds from sales of fund’s shares	228,068

Net cash provided by (used in) financing activities	227,431

Net increase (decrease) in cash and cash collateral pledged	4,380
Cash and cash collateral pledged at beginning of period	–

Cash and cash collateral pledged at end of period	$ 4,380

Supplemental disclosure of cash flow information:
Reinvestment of distributions	$ 5

*For the period April 29, 2025, commencement of operations, through June 30, 2025.

Refer to the notes to financial statements.

18	Capital Group KKR Multi-Sector+

Notes to financial statements	unaudited

1. Organization

Capital Group KKR Multi-Sector+ (the “fund”) was organized on October 4, 2024 as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The fund seeks to provide a high level of current income. The fund will seek to allocate approximately 60% of its net assets to public credit assets and approximately 40% to private credit assets. Capital Research and Management Company (“CRMC”) is the fund’s investment adviser. KKR Credit Advisors (US) LLC (“KKR”) is the fund’s sub-adviser and primarily manages private credit assets held by the fund.

The fund has five share classes consisting of four retail share classes (Classes A, A-2, F-2 and F-3) and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption
Class A	3.75%	0.75% for redemptions within 18 months of purchase for investments of $500,000 or more
Class A-2	2.00%	1% for redemptions within one year of purchase for investments of $250,000 or more
Classes F-2 and F-3	None	None
Class R-6	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Operating segments – The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Capital Group KKR Multi-Sector+	19

Distributions paid or accrued to shareholders – Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

New accounting pronouncements – In December 2023, the FASB issued Accounting Standards Update 2023-09 (“the ASU”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the ASU and its impact to the financial statements.

3. Valuation

CRMC, the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, and loans other than directly originated loans, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Example of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral characteristics or performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

20	Capital Group KKR Multi-Sector+

Exchange-traded futures are generally valued at the official settlement price on the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. Directly originated loans are valued on an individual loan basis. The fair value of each loan may be informed by the inputs of third-party services. These valuations will incorporate borrower-specific information such as credit performance, significant events affecting the borrower or underlying collateral, and relevant market developments each business day that the New York Stock Exchange is open. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of June 30, 2025, were as follows (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$83,020	$46,644	$129,664
Mortgage-backed obligations	—	32,167	—	32,167
Asset-backed obligations	—	30,082	1,684	31,766
U.S. Treasury bonds & notes	—	17,791	—	17,791
Convertible bonds & notes	—	354	—	354
Common stocks	36	—	—	36
Short-term securities	20,852	—	—	20,852

Total	$20,888	$163,414	$48,328	$232,630

Capital Group KKR Multi-Sector+	21

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$308	$—	$—	$308
Unrealized appreciation on centrally cleared credit default swaps	—	1,302	—	1,302
Liabilities:
Unrealized depreciation on futures contracts	(178)	—	—	(178)

Total	$130	$1,302	$—	$1,432

1Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the period April 29, 2025, commencement of operations, through June 30, 2025 (dollars in thousands):

	Beginning value at 4/29/2025	Transfers into Level 3[2]	Purchases	Sales		Accrued premiums/ discounts	Net realized gain (loss)[3]		Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 6/30/2025
Bonds, notes & other debt instruments	$—	$—	$48,137		$(53)	$8	$—	[4]	$236	$—	$48,328

Net unrealized appreciation (depreciation) during the period on Level 3 investment securities held at June 30, 2025											$ 236

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

3Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

4Amount less than one thousand.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2025	Valuation technique(s)	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other		Yield analysis	Yield	9% - 10%	7%	Decrease
debt instruments	$48,328		Discount margin	2% - 9%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
Total	$48,328

*Weighted average is by relative fair value.

†This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

22	Capital Group KKR Multi-Sector+

Repurchase offers risk – The fund is an interval fund and, in order to provide liquidity to shareholders, the fund, subject to applicable law, will conduct periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value, subject to approval of the board. The fund expects initially to conduct quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may request that more shares be repurchased than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value per share of shares subject of a repurchase request in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined. Such fluctuations may be exacerbated by currency fluctuations to the extent the fund invests in securities denominated in currencies other than the U.S. dollar. The net asset value on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a shareholder submits a repurchase request.

The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash (including through borrowings), cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which could adversely affect the fund’s investment performance. In addition, diminution in the size of the fund through repurchases may result in an increased expense ratio for shareholders who do not submit a repurchase request, may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant) and, unless offset by sufficient sales of fund shares, may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. In addition, if the fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not submit a repurchase request by increasing the fund’s expenses and reducing any net investment income.

Issuer risks – The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments – The prices of, and the income generated by, bonds, loans and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-based finance securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased repurchase requests from fund shareholders. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The investment adviser and the sub-adviser rely on their own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in “junk bonds,” namely debt securities that are rated Ba1 or below

Capital Group KKR Multi-Sector+	23

and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the investment adviser or sub-adviser or unrated securities that are deemed by the investment adviser or sub-adviser to be their equivalent.

Investing in illiquid investments and liquidity risk — The sub-adviser expects to invest primarily in private, illiquid securities. Illiquid assets may be more difficult to value, especially in changing markets. In addition, illiquid securities are typically subject to restrictions on resale and the fund may be legally, contractually or otherwise prohibited from selling or disposing certain investments for a period of time. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Fund holdings in general may be or may become difficult or impossible to sell, particularly during times of market turmoil. In addition legal or contractual restrictions on resale, liquidity may be impacted by the lack of an active market for a holding or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in mortgage-related and other asset-based finance securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-based finance securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Investments in such securities may include collateralized debt obligations, such as collateralized loan obligations and collateralized mortgage obligations, and may, from time to time, include lower-rated tranches of these instruments. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-based finance securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-based finance securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-based finance securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of

24	Capital Group KKR Multi-Sector+

variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing in subordinated and unsecured or partially secured loans – The fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Nondiversification – As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Management – The investment adviser and sub-adviser to the fund actively manage the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser or sub-adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls – The fund has entered into mortgage dollar roll transactions of to be announced (“TBA”) securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loans – The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. These loans are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The fund also invests in loans originated or negotiated by non-bank lenders in private markets, including first-lien loans, unsecured loans and secured subordinated loans (such as second and lower lien loans). Due to their unsecured or partially secured status, lower lien loans involve a higher degree of risk overall than senior loans of the same borrower. A loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. There may be no active trading market for some loans, and the fund may not be able to readily dispose of certain loans at desired prices.

Unfunded commitments – The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to make certain investments, including unsettled bank loan purchase transactions. The table below presents the fund’s maximum

Capital Group KKR Multi-Sector+	25

exposure of unfunded commitments as of June 30, 2025 (dollars in thousands). Net unrealized appreciation is disclosed as unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Commitment	Maximum exposure	Unrealized appreciation (depreciation)		Percentage of net assets
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 2.90%) 7.22% 4/14/2039	$1,059		$ (6)	0.45%
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.04% 4/14/2039	535	2		0.23
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 8.50%) 12.79% 4/14/2039	521		(12)	0.22
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 1.00% 3/5/2032	704	–	*	0.30
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.297% 3/5/2032	554	3		0.24
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.00% 6/14/2032	501	–	*	0.21
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.375% 6/14/2032	452	1		0.19
Fortna AR, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.958% 6/1/2029	1,710	25		0.73
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.796% 8/30/2030	165	1		0.07
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.831% 8/18/2031	245	2		0.10
Horizon CTS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.796% 3/29/2032	661	6		0.28
Horizon CTS Buyer, LLC, Term Loan DD, (3-month USD CME Term SOFR + 4.50%) 8.80% 3/29/2032	575	5		0.24
Low Voltage Holdings, Inc., Term Loan, (TSFR 3-month + 0.50%) 0.50% 4/28/2032	318	1		0.14
Low Voltage Holdings, Inc., Term Loan, (TSFR 3-month + 0.50%) 0.50% 4/28/2032	40	–	*	0.02
Packaging Coordinators Midco, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.022% 1/22/2032	616	5		0.26
PPV Intermediate Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 0.50% 8/31/2029	226	–	*	0.10
Rialto Management Group, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 0.50% 12/5/2030	66	1		0.03
TPSI Receivables, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.026% 1/24/2029	761	11		0.32
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.50% 2/13/2031	209	–		0.09
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 1.00% 2/13/2032	209	2		0.09
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 1.00% 2/13/2032	75	–		0.03
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 1.00% 2/13/2032	421	3		0.18
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.50% 1/30/2032	598	–	*	0.25
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.50% 1/30/2032	179	1		0.08
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.88%) 10.310% 4/22/2030	124	–		0.05
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.052% 4/22/2030	1,313	–		0.56
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.052% 4/22/2030	53	–		0.02
West Star Aviation Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.796% 5/20/2032	116	–	*	0.05

Total	$13,006	$ 51		5.53%

*Amount less than one thousand.

26	Capital Group KKR Multi-Sector+

Futures contracts – The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $35,733,000.

Swap contracts – The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following type of swap agreement:

Credit default swap indices – The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund,as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than

Capital Group KKR Multi-Sector+	27

the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $41,533,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of June 30, 2025, or for the period April 29, 2025, commencement of operations, through June 30, 2025 (dollars in thousands):

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$308	Unrealized depreciation*	$178

Swap (centrally cleared)	Credit	Unrealized appreciation*	1,302	Unrealized depreciation*	–

			$1,610		$178

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk Type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(102)	Net unrealized appreciation (depreciation) on futures contracts	$130

Swap	Credit	Net realized gain (loss) on swap contracts	614	Net unrealized appreciation (depreciation) on swap contracts	1,302

			$ 512		$1,432

*Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral – The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. For futures contracts and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2025, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses;

28	Capital Group KKR Multi-Sector+

capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

As of June 30, 2025, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$4,894
Gross unrealized depreciation on investment securities	(472)
Net unrealized appreciation on investment securities	4,422
Cost of investments	229,640

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Period ended June 30, 2025*
Class A	$ 5
Class A-2	–	†
Class F-2	5
Class F-3	1,893
Class R-6	–	†

Total	$1,903

* For the period April 29, 2025, commencement of operations, through June 30, 2025.

†Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.66% of daily net assets. Sub-advisory fees for the fund are paid by CRMC to KKR. The fund is not responsible for paying any sub-advisory fees.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The fund has plans of distribution for the share classes indicated below. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 0.55% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits

Class A	0.30%	0.30%
Class A-2	0.55	0.75

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Capital Group KKR Multi-Sector+	29

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

For the period ended June 30, 2025, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services
Class A	$–	*	$–	*	$–	*
Class A-2	–		–	*	–	*
Class F-2	Not applicable		–	*	–	*
Class F-3	Not applicable		–	*	11
Class R-6	Not applicable		–	*	–	*

Total class-specific expenses	$–	*	$1		$11

* Amount less than one thousand.

Miscellaneous fee reimbursement – The fund has an expense limitation agreement with CRMC and KKR under which CRMC and KKR have agreed to reimburse the fund to the extent certain fund offering and operating expenses exceed 0.20% of the average daily net assets of each share class (“expense limit”). The expense limit is calculated on a class-by-class basis and is exclusive of (i) advisory fees, including sub-advisory fees and administrative services fees, (ii) distribution or shareholder servicing fees, (iii) transfer agency fees, (iv) certain portfolio transaction and other investment-related costs, (v) interest expense and other financing costs, (vi) taxes, (vii) acquired fund fees and expenses, (viii) litigation and indemnification expenses, (ix) judgments, and (x) extraordinary expenses. For the period April 29, 2025, commencement of operations, through June 30, 2025, total fees and expenses reimbursed were $284,000. Any portion of such reimbursements may be recouped by CRMC and/or KKR.

Organizational and initial offering expenses – CRMC and KKR have agreed to bear the organizational and initial offering expenses incurred with respect to the fund. CRMC and KKR do not intend to recoup these expenses.

Accounting and administrative services – The fund has a sub-administration agreement with Bank of New York (“BNY”) under which the fund compensates BNY for providing accounting and administrative services to each of the fund’s share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY is not a related party to the fund.

Trustees deferred compensation – The board of trustees has adopted a deferred compensation plan. Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other Capital Group Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees will receive any compensation directly from the fund.

Investment in CCF – The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future

30	Capital Group KKR Multi-Sector+

claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestment of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
For the period April 29, 2025[2] through June 30, 2025
Class A	$ 1,451	143	$1	–	[3]	$–	–	$ 1,452	143
Class A-2	10	1	–	–		–	–	10	1
Class F-2	1,357	134	4	–	[3]	–	–	1,361	134
Class F-3	227,125	22,620	–	–		–	–	227,125	22,620
Class R-6	10	1	–	–		–	–	10	1

Total net increase (decrease)	$229,953	22,899	$5	–	[3]	$–	–	$229,958	22,899

1Includes exchanges between share classes of the fund.

2Commencement of operations.

3Amount less than one thousand.

10. Repurchase offers

As a closed-end interval fund, in order to provide liquidity to fund shareholders, the fund conducts periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value. The fund currently conducts quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances, subject to approval of the board of trustees. Repurchases generally are funded from available cash (including through borrowings), cash from the sale of shares or sales of portfolio securities. While the fund believes repurchases are generally beneficial to shareholders, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested, which may reduce returns. In addition, diminution in the size of the fund through repurchases without offsetting new sales, may result in untimely sales of portfolio securities (with imputed transaction costs, which may be significant) and a higher expense ratio, and may limit the ability of the fund to participate in new investment opportunities. The fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for loans and reduce the fund’s value. Notwithstanding the foregoing, it is the investment adviser’s intention to fund repurchases with the proceeds of borrowings whenever practical. The aggregate amount of the fund’s borrowings will be limited to one-third of the total assets of the fund on an aggregate basis, immediately after such borrowings. The fees and expenses of borrowings will be borne entirely by the shareholders of the fund and will reduce the investment return of the shares.

The fund will initially make quarterly repurchase offers. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). When a repurchase offer commences, the fund sends written notice to each shareholder at least 21 business days before the repurchase request deadline. The purchase price will be the net asset value of the fund as determined at the close of business on the repurchase pricing date.

In the event a repurchase offer is oversubscribed, the fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the fund in any three-month period. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders request that the fund repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase such shares on a pro rata basis.

During the period April 29, 2025, commencement of operations, through June 30, 2025, the fund did not conduct any repurchase offers.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $202,187,000 and $3,316,000, respectively, during the period April 29, 2025, commencement of operations, through June 30, 2025.

Capital Group KKR Multi-Sector+	31

12. Ownership concentration

At June 30, 2025 each of CRMC and KKR held 35% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund prior to the fund’s commencement of operations.

32	Capital Group KKR Multi-Sector+

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net assets value, end of period	Total return[2,3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse ments[5,6]		Ratio of expenses to average net assets after waivers/ reimburse ments[2,5,6]		Ratio of net income (loss) to average net assets[2,5]

Class A:

6/30/2025[7,8,9]	$10.08	$0.29	$0.01	$0.30	$(0.10)	$–	$(0.10)	$10.28	2.74%	$ 1	1.95%		1.22%		6.46%

Class A-2:

6/30/2025[7,8,9]	10.08	0.11	0.19	0.30	(0.10)	–	(0.10)	10.28	2.73[10]	–[11]	1.88	[10]	1.13	[10]	5.78	[10]

Class F-2:

6/30/2025[7,8,9]	10.08	0.29	0.01	0.30	(0.10)	–	(0.10)	10.28	2.73	1	2.03		1.27		6.25

Class F-3:

6/30/2025[7,8,9]	10.08	0.13	0.17	0.30	(0.10)	–	(0.10)	10.28	2.78	233	1.66		0.89		6.04

Class R-6:

6/30/2025[7,8,9]	10.08	0.11	0.19	0.30	(0.10)	–	(0.10)	10.28	2.78	–[11]	1.65		0.89		6.01

Portfolio turnover rate for all share classes[12]	Period ended June 30, 2025[3,7,8,9]

Excluding mortgage dollar roll transactions	63%
Including mortgage dollar roll transactions	70%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.
[3]	Not annualized.
[4]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[5]	Annualized.
[6]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[7]	For the period April 29, 2025, commencement of operations, through June 30, 2025.
[8]	Based on operations for a period that is less than a full year.
[9]	Unaudited.
[10]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or KKR. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[11]	Amount less than $1 million.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Capital Group KKR Multi-Sector+	33

Approval of Investment Advisory and Service Agreement and

Subadvisory Agreement

The fund’s board, including a majority of its independent board members, has approved the fund’s Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) and the Subadvisory Agreement (the “subadvisory agreement”) between CRMC and KKR Credit Advisors (US) LLC (“KKR”), each for an initial term through January 31, 2027. Each of the advisory agreement and subadvisory agreement are referred to herein as an “agreement” and jointly as the “agreements.” The board approved each agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that approving each agreement was in the best interests of the fund and its shareholders.

In reaching their decision with respect to each agreement, the board and the committee took into account information prepared specifically in connection with their review of the agreements and information otherwise provided in the meeting material, as well as information previously provided to them in their capacity as board members of other investment companies managed by CRMC, and they were advised by their independent counsel with respect to the matters considered. Each member of the board and the committee was satisfied that all information reasonably necessary for their consideration of the agreements had been provided and that the totality of the information available was sufficient. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, financial, investment operations, compliance, trading, proxy voting, shareholder communications and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered the manner in which the fund’s hybrid portfolio will be managed and overseen by CRMC, including overall cash and liquidity management in connection with the fund’s quarterly repurchase offers; the nature, extent and quality of the oversight of KKR’s services that would be provided by CRMC; the administrative and shareholder services that would be provided by CRMC to the fund under the agreement and other agreements; the oversight of other third party service providers to be provided by CRMC; and the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks.

The board and committee also considered the depth and quality of KKR’s investment management process, including its global research capabilities and its experience in private market investing; the experience, capability and integrity of its senior management and other personnel; and the services that would be provided to the fund under the subadvisory agreement.

The board and the committee each concluded that it was satisfied with the nature, extent and quality of the services to be provided by CRMC and KKR to the fund, and that such services would benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the manner in which CRMC proposed to manage the fund in light of its objective and strategy. They also considered the proposed investment policies and restrictions on the fund, and CRMC’s and KKR’s experience in managing similar strategies. As the fund was newly created, there was no fund performance for the board and the committee to review. The board and committee did, however, consider investment performance information for each of CRMC and KKR with respect to existing accounts with strategies most similar to those that will be employed by CRMC and KKR for the fund. On the basis of this evaluation and the board’s and the committee’s plan to undertake an ongoing review of investment operations and results, the board and the committee each concluded that it was satisfied with the investment results that could be reasonably anticipated from each of CRMC and KKR given the information available.

3. Advisory and subadvisory fees and total expenses

The board and the committee reviewed the proposed advisory and subadvisory fee schedules of the fund compared to those of other relevant funds and accounts and noted CRMC’s agreement to establish the initial advisory fee rate assuming fund assets of a reasonable size. The board noted the proposed expense limitation agreement between CRMC, KKR and the fund pursuant to which CRMC and KKR have agreed to limit a portion of the offering and operating expenses of the fund by reimbursing the fund to the extent that such expenses (subject to certain exclusions) exceed 0.20% of the fund’s average daily net assets and, separately, that pursuant to the subadvisory agreement, CRMC would pay the fees due to KKR as sub-adviser to the fund out of its own advisory fee.

The board and the committee concluded that each of the advisory fees payable by the fund to CRMC, including the portion of such fee to be retained by CRMC after payment of the subadvisory fee, and the subadvisory fee payable by CRMC to KKR was fair and reasonable in relation to the services to be provided by CRMC and KKR, respectively, as well as in relation to the respective risks assumed by CRMC and/or KKR in sponsoring and managing the fund. The board and the committee also concluded that the fund’s total expense ratio was fair and reasonable.

34	Capital Group KKR Multi-Sector+

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s proposed relationship with the fund and other funds it sponsors, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices related to the portion of fund assets it would directly manage, noting that CRMC bears the cost of third-party research. The board and the committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payments to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee also considered the expected ancillary benefits to CRMC resulting from CRMC’s partnership with KKR. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund under the agreement and concluded that such amounts were fair and reasonable.

The board and the committee separately considered a variety of other benefits that KKR and its affiliates may receive as a result of KKR’s proposed relationship as sub-adviser to the fund, including indirect benefits relating to the fund’s ability to co-invest in certain privately negotiated transactions (including investments originated and directly negotiated by KKR or its affiliates) in accordance with KKR’s co-investment order and certain economic benefits from providing capital markets solutions in transactions alongside the fund. The board and the committee noted that KKR does not expect to receive any proprietary or third-party service benefits, including research and brokerage-related products, in exchange for its brokerage business. The board and the committee also considered the expected ancillary benefits to KKR resulting from KKR’s partnership with CRMC. The board and the committee took these potential ancillary benefits into account in evaluating the reasonableness of subadvisory fees paid to KKR by CRMC under the subadvisory agreement and concluded that such amounts were fair and reasonable.

5. Adviser and sub-adviser financial information

The board and the committee reviewed information regarding CRMC’s and KKR’s respective commitments to provide the fund the necessary resources, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations.

Specific to CRMC, they considered costs and related cost allocation methodology as well as CRMC’s track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, to respond to industry and regulatory developments, and to attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the registered fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions, including potential fee waivers, and costs voluntarily absorbed.

Specific to KKR, they considered fees and profitability including comparative fees, potential fee waivers, potential direct or indirect benefits, and profitability metrics.

The board and the committee concluded that the anticipated profitability of the fund to each of CRMC and KKR was reasonable and reflected a reasonable sharing of benefits between CRMC and/or KKR, on the one hand, and the fund’s shareholders, on the other.

Capital Group KKR Multi-Sector+	35

Intentionally Left Blank

36	Capital Group KKR Multi-Sector+

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

KKR Credit Advisors (US) LLC

30 Hudson Yards

New York, NY 10001

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

The Bank of New York

240 Greenwich Street

New York, NY 10286

Counsel

Stradley Ronon Stevens & Young, LLP

100 Park Avenue, Suite 2000

New York, NY 10017

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

Capital Client Group, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“Capital Group Proxy Voting Procedures and Principles” – which describes how the fund’s investment adviser votes proxies of securities held in the portion of the fund managed by the investment adviser – is available on the Capital Group website or upon request by calling AFS. The sub-adviser votes proxies of securities held in the portion of the fund it manages. The sub-adviser’s proxy voting policy is designed to ensure that all proxies are voted in the best interest of the sub-adviser’s clients, to provide disclosure of the sub-adviser’s proxy voting records, and to ensure that certain documentation is retained. To assist it in its proxy-voting responsibilities, the sub-adviser subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), which provides the sub-adviser with independent analysis and recommendation with respect to proxy proposals that the sub-adviser votes on behalf of its clients. The sub-adviser retains ultimate voting discretion with respect to its clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. The sub-adviser may be subject to conflicts of interest in the voting of proxies. If at any time the sub-adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the sub-adviser’s conflicts committee, or its designee, must be notified. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov or on our website or by calling AFS.

Capital Group KKR Multi-Sector+ files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

KKR Credit Advisors (US) LLC serves as the sub-adviser with respect to the management of the fund’s private credit assets. Capital Group and KKR are not affiliated. The two firms maintain an exclusive partnership to manage and deliver public-private investment solutions to investors.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. PVGESRX-401-0825P Printed in USA CGD/CGRC/10771-S109473 © 2025 Capital Group. All rights reserved.

ITEM 2 - Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Investments

The schedule of investments is included as part of the material filed under Item 1 of this Form.

ITEM 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 9 - Proxy Disclosures for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 11 - Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included as part of the material filed under Item 1 of this Form under Approval of Investment Advisory and Service Agreement and Subadvisory Agreement.

ITEM 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for filing of semi-annual reports to shareholders.

ITEM 13 - Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Not applicable for filing of semi-annual reports to shareholders.

(a)(2) Not applicable for filing of semi-annual reports to shareholders.

(a)(3) Not applicable for filing of semi-annual reports to shareholders.

(a)(4) Not applicable for filing of semi-annual reports to shareholders.

(b) As this is the Registrant’s initial filing on Form N-CSR, the information required under Item 13(b) regarding portfolio managers is not included herein. The Fund will provide the required portfolio manager disclosure, including information on other accounts managed, compensation structure, and ownership of securities, in its first annual report as required under applicable SEC regulations.

ITEM 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Registrant Purchases of Equity Securities
Period	Date of Purchase	Share Class	(a) Total Number of Shares (or Units) Purchased[1]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Annouced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

1/1/25-1/31/25	-	-	-	-	-	-
2/1/25-2/28/25	-	-	-	-	-	-
3/1/25-3/31/25	-	-	-	-	-	-
4/1/25-4/30/25	4/22/2025	Class F-3 Shares	10,000	$10.00	0	Not applicable
	4/24/2025	Class A Shares	1,000	$10.00	0	Not applicable
	4/24/2025	Class A-2 Shares	1,000	$10.00	0	Not applicable
	4/24/2025	Class F-2 Shares	1,000	$10.00	0	Not applicable
	4/24/2025	Class F-3 Shares	7,486,000	$10.00	0	Not applicable
	4/24/2025	Class R-6 Shares	1,000	$10.00	0	Not applicable
5/1/25-5/31/25	-	-	-	-	-	-
6/1/25-6/30/25	-	-	-	-	-	-

1 The shares purchased were made as a seeding of the new fund.

Footnotes:

a. The notice of repurchase offers occurs quarterly in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, with the first repurchase offer occurring in November 2025.

b. The Fund currently conducts quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances, subject to approval of the board.

c. The Fund’s repurchase plans are ongoing.

d. The Fund’s repurchase plans are ongoing.

e. The Fund’s repurchase plans are ongoing.

ITEM 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 16 - Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

ITEM 18 - Recovery of Erroneously Awarded Compensation

None

ITEM 19 - Exhibits

(a)(1) Not applicable for filing of semi-annual reports to shareholders.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Group KKR Multi-Sector (plus)

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: September 05, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: September 05, 2025

By /s/ Brian C. Janssen

Brian C. Janssen,

Treasurer and Principal Financial Officer

Date: September 05, 2025